                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of  Incorporation  of TCI Portfolios,  Inc.,  dated June 3,
1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration
Statement  of the  Registrant  on  January  16,  1996,  File No.  33-14567,  and
incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios,  Inc.,  dated July 22, 1988
(filed as Exhibit 1.2 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement  of the  Registrant  on  January  16,  1996,  File No.  33-14567,  and
incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc., dated August 10, 1993
(filed as Exhibit 1.3 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement  of the  Registrant  on  January  16,  1996,  File No.  33-14567,  and
incorporated herein by reference).

EX-99.a4    Articles  Supplementary of TCI Portfolios,  Inc., dated November 30,
1992  (filed  as  Exhibit  1.4  to  Post-Effective   Amendment  No.  18  to  the
Registration  Statement of the Registrant on March 20, 1996, File No.  33-14567,
and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
(filed as Exhibit 1.5 to  Post-Effective  Amendment  No. 18 to the  Registration
Statement  of  the  Registrant  on  March  20,  1996,  File  No.  33-14567,  and
incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
(filed as Exhibit 1.6 to  Post-Effective  Amendment  No. 19 to the  Registration
Statement of the  Registrant  on  September  27, 1996,  File No.  33-14567,  and
incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios,  Inc.,  dated April 1, 1997
(filed as Exhibit 1.7 to  Post-Effective  Amendment  No. 20 to the  Registration
Statement  of  the  Registrant  on  April  28,  1997,  File  No.  33-14567,  and
incorporated herein by reference).

EX-99.a8    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the  Registration  Statement of the  Registrant  on April 28, 1997,  File No.
33-14567, and incorporated herein by reference).

EX-99.a9    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective  Amendment No.
23 to the  Registration  Statement of the Registrant on April 27, 1998, File No.
33-14567, and incorporated herein by reference).

EX-99.a10   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 16, 1999 (filed as Exhibit a10 to Post-Effective  Amendment
No. 25 to the  Registration  Statement of the Registrant on March 17, 1999, File
No. 33-14567, and incorporated herein by reference).

EX-99.a11   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated October 12, 2000 (filed as Exhibit a11 to  Post-Effective  Amendment
No. 29 to the Registration Statement of the Registrant on December 1, 2000, File
No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 21, 2001 (filed as Exhibit a12 to  Post-Effective  Amendment No.
31 to the  Registration  Statement of the  Registrant on June 1, 2001,  File No.
33-14567, and incorporated herein by reference).

EX-99.a13   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated March 6, 2002 (filed as Exhibit a13 to Post-Effective  Amendment No.
35 to the  Registration  Statement of the Registrant on April 12, 2002, File No.
33-14567, and incorporated herein by reference).

EX-99.a14   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated December 17, 2002 (filed as Exhibit a14 to Post-Effective  Amendment
No. 36 to the Registration Statement of the Registrant on January 27, 2003, File
No. 33-14567, and incorporated herein by reference).

EX-99.a15   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated January 15, 2004 (filed as Exhibit a15 to  Post-Effective  Amendment
No. 38 to the  Registration  Statement of the  Registrant  on February 11, 2004,
File No. 33-14567, and incorporated herein by reference).

EX-99.a16   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 24, 2004 (filed as Exhibit a16 to Post-Effective  Amendment
No. 39 to the  Registration  Statement of the Registrant on April 15, 2004, File
No. 33-14567, and is incorporated herein by reference).

EX-99.a17   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated November 17, 2004 (filed as Exhibit a17 to Post-Effective  Amendment
No. 41 to the  Registration  Statement of the  Registrant  on November 29, 2004,
File No. 33-14567, and incorporated herein by reference).

EX-99.b     Amended  and   Restated   By-Laws  of  American   Century   Variable
Portfolios, Inc., dated September 21, 2004 (filed as Exhibit b to Post-Effective
Amendment No. 41 to the Registration Statement of the Registrant on November 29,
2004, File No. 33-14567, and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation,  appearing as Exhibit 1.1 to Post-Effective Amendment
No.  17 of the  Registrant,  and  Article  Fifth  of  Registrant's  Articles  of
Amendment,  appearing as Exhibit 1.3 to  Post-Effective  Amendment No. 17 of the
Registrant;  and  Sections  3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 25, 30, 31, 32, 33,
39, 40 and 51 of Registrant's Amended and Restated By-Laws,  incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated  Management  Agreement between American Century
Variable  Portfolios,  Inc. and American Century  Investment  Management,  Inc.,
dated July 29, 2005.

EX-99.d2    Amended and Restated  Management  Agreement between American Century
Variable  Portfolios,  Inc. and American Century  Investment  Management,  Inc.,
dated July 29, 2005.

EX-99.d3    Investment  Subadvisory  Agreement with American Century  Investment
Management, Inc. and American Century Global Investment Management,  Inc., dated
January 1, 2005 (filed as Exhibit d3 to  Post-Effective  Amendment No. 43 to the
Registration  Statement of the Registrant on April 14, 2005, File No.  33-14567,
and incorporated herein by reference).

EX-99.d4    Management  Agreement between American Century Variable  Portfolios,
Inc. and American Century Investment Management, Inc., dated December 13, 2005.

EX-99.d5    Management  Agreement between American Century Variable  Portfolios,
Inc. and American  Century Global  Investment  Management,  Inc., dated March 3,
2006.

EX-99.d6    Management  Agreement between American Century Variable  Portfolios,
Inc. and American Century Investment Management, Inc., dated March 3, 2006.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  March  30,  2006  (filed  as  Exhibit  e to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000, filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement of American Century Variable  Portfolios II, Inc. on
January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6    Registered Investment Company Custody Agreement with Goldman,  Sachs
& Co., dated February 6, 2006.

EX-99.h1    Transfer Agency Agreement with American Century Services Corporation
(formerly J.E. Stowers & Company), dated October 15, 1987 (filed as Exhibit 9 to
Post-Effective  Amendment No. 19 to the Registration Statement of the Registrant
on September 27, 1996, File No. 33-14567, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608 and incorporated herein by reference).

EX-99.h3    Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 14, 2005 (filed as
Exhibit h13 to Post-Effective  Amendment No. 40 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel,  dated  November  29, 2004 (filed as
Exhibit i to  Post-Effective  Amendment No. 41 to the Registration  Statement of
the Registrant on November 29, 2004, File No. 33-14567,  and incorporated herein by reference).

EX-99.j1    Consent of  Deloitte & Touche  LLP,  independent  registered  public accounting firm, dated April 5, 2006.

EX-99.j2    Power of Attorney,  dated  December 13, 2005 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  39 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc. on December 14, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.j3    Secretary's  Certificate,  dated December 13, 2005 (filed as Exhibit
j3 to Post-Effective  Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds,  Inc. on December 14, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m1    Amended  and  Restated  Class II  Master  Distribution  Plan,  dated
November 17, 2004 (filed as Exhibit m1 to Post-Effective Amendment No. 41 to the
Registration  Statement  of the  Registrant  on  November  29,  2004,  File  No.
33-14567, and incorporated herein by reference).

EX-99.m2    Class IV Master Distribution Plan, dated as of May 3, 2004 (filed as
Exhibit m4 to Post-Effective  Amendment No. 39 to the Registration  Statement of
the Registrant on April 15, 2004, File No. 33-14567,  and incorporated herein by reference).

EX-99.n     Amended and Restated  Multiple  Class Plan,  dated November 17, 2004
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 41 to the  Registration
Statement  of the  Registrant  on November  29,  2004,  File No.  33-14567,  and
incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 106 to the Registration Statement
of American  Century Mutual Funds,  Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference.